FEDERATED INSURANCE SERIES

FEDERATED AMERICAN LEADERS FUND II
      PRIMARY SHARES
      SERVICE SHARES

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Supplement to the Prospectuses dated April 30, 2004

Under the heading entitled "Who Manages the Fund", delete Steven J. Lehman as a Portfolio Manager and add the following:

William Dierker
William Dierker has been a portfolio manager of the Fund since October 2004. Mr. Dierker joined Federated in September 2004 as a Senior Portfolio Manager/Senior Vice President of the Fund's adviser. Mr. Dierker was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisers from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 through September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker is a Chartered Financial Analyst. He received his B.S.B.A. in accounting from Xavier University.



Kevin R. McCloskey and John L. Nichol remain as Portfolio Managers of the Fund.






                                                               February 18, 2005




Cusip 313916405
Cusip 313916793
31816 (2/05)